Exhibit 10.1

                               THIRD AMENDMENT TO
                     AMENDED AND RESTATED LICENSE AGREEMENT


     This Third Amendment to Amended and Restated License Agreement ("Third Amendment") effective this 27th day of October, 2006 is between the University of Chicago, an Illinois not-for-profit corporation ("UNIVERSITY"), having its principal office at 5555 S. Woodlawn Avenue, Chicago, IL 60637 and Opexa Therapeutics, Inc., a Texas corporation ("OPEXA") (formerly named PharmaFrontiers Corp.) having its principal office at 2635 N. Crescent Ridge Drive, The Woodlands, Texas 77381. Each hereunder may be referred to separately as the ("Party"), or together as the ("Parties"). The Parties agree:

                                    RECITALS

A. UNIVERSITY and PHARMAFRONTIERS have previously entered into an "Amended and Restated License Agreement" dated December 30, 2004 (the "License Agreement"); and

B. UNIVERSITY and PHARMAFRONTIERS have previously entered into a "First Amendment to Amended and Restated License Agreement" dated October 31, 2005 (the "First Amendment") and a "Second Amendment to Amended and Restated License Agreement" dated April 13, 2006 (the "Second Amendment"); and

C. NOW, THEREFORE, in consideration of the mutual promises and obligations hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

     1.0 Amendment of Paragraph 4.C.i of the License Agreement. The first sentence of Paragraph 4.C.i shall be deleted in its entirety and the following shall be inserted in lieu thereof:

               "PF shall pay to the University one and one half million ($1,500,000) US dollars upon the later of the occurrence of the First Financing or April 30, 2007."

          Further, in each instance in which the date "October 31, 2006" appears in Paragraph 4.C.i., as provided pursuant to the Second Amendment, such date shall be deleted and "April 30, 2007" shall be inserted in lieu thereof.

     2.0 No Other Amendments. This Third Amendment supersedes all prior amendments and shall be construed as part of the License Agreement. Except as specifically amended herein, the License Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the Parties hereto have caused this Third Amendment to be executed by their respective duly authorized officers or representatives and signed below.


University of Chicago                        Opexa Therapeutics, Inc.


By:    /s/ Alan Thomas                       By:    /s/ David B. McWilliams
       -------------------------------              ----------------------------
Name:  Alan Thomas                           Name:  David B. McWilliams
Title: Director of Technology Transfer       Title: Chief Executive Officer
Date:  October 27, 2006                      Date:  October 27, 2006